SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  May 28, 2003


                          KRISPY KREME DOUGHNUTS, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


North Carolina                         001-16485                  56-2169715
----------------------------        ------------------       ------------------
(State or other jurisdiction          (Commission            (I.R.S. Employer
of incorporation)                      File Number)          Identification No.)

       370 Knollwood Street
       Winston-Salem, North Carolina                             27103
----------------------------------------------------      ----------------
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code (336) 725-2981



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Item 7.    Financial Statements and Exhibits.

      (c)      Exhibits.

               Exhibit No.                Description
               ----------                 -----------
               99.1                       Press Release dated May 28, 2003

Item 12.  Results of Operations and Financial Condition.

     On May 28, 2003, Krispy Kreme Doughnuts, Inc. issued a press release announcing its financial results for its first fiscal quarter ended May 4, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report.




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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      KRISPY KREME DOUGHNUTS, INC.


Dated:  May 28, 2003                  By:    /s/ Randy S. Casstevens
                                             -----------------------------------
                                             Name:  Randy S. Casstevens
                                             Title:    Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.                 Description
-----------                 -----------
99.1                        Press Release dated May 28, 2003

                                                                    EXHIBIT 99.1


                                 [PRESS RELEASE]